Capital Structure	12 Months Ended
Dec. 31, 2011
Capital Structure
Capital Structure

12.  Capital Structure

Debt outstanding

       Total debt outstanding as of December 31 consisted of the following:

($ in millions)	2011	2010
6.125% Senior Notes, due 2012 (1)	$350	$350
7.50% Debentures, due 2013	250	250
5.00% Senior Notes, due 2014 (1)	650	650
6.20% Senior Notes, due 2014 (1)	300	300
6.75% Senior Debentures, due 2018	250	250
7.45% Senior Notes, due 2019 (1)	700	700
6.125% Senior Notes, due 2032 (1)	250	250
5.35% Senior Notes due 2033 (1)	400	400
5.55% Senior Notes due 2035 (1)	800	800
5.95% Senior Notes, due 2036 (1)	650	650
6.90% Senior Debentures, due 2038	250	250
6.125% Junior Subordinated Debentures, due 2067	500	500
6.50% Junior Subordinated Debentures, due 2067	500	500
Synthetic lease VIE obligations, floating rates, due 2014	44	42
Federal Home Loan Bank ("FHLB") advances, due 2018	14	16

Total long-term debt	5,908	5,908
Short-term debt (2)	—	—

Total debt	$5,908	$5,908

(1)
Senior Notes are subject to redemption at the Company's option in whole or in part at any time at the greater of either 100% of the principal amount plus accrued and unpaid interest to the redemption date or the discounted sum of the present values of the remaining scheduled payments of principal and interest and accrued and unpaid interest to the redemption date.
(2)
The Company classifies any borrowings which have a maturity of twelve months or less at inception as short-term debt.

       Total debt outstanding by maturity as of December 31, 2011 is as follows:

($ in millions)

Due within one year or less	$350
Due after one year through 5 years	1,244
Due after 5 years through 10 years	964
Due after 10 years through 20 years	—
Due after 20 years	3,350

Total debt	$5,908

       On January 11, 2012, the Company issued $500 million of 5.20% Senior Notes due 2042. The proceeds of this issuance will be used for general corporate purposes, including the repayment of $350 million of 6.125% Senior Notes maturing on February 15, 2012.

       The Company has outstanding $500 million of Series A 6.50% and $500 million of Series B 6.125% Fixed-to-Floating Rate Junior Subordinated Debentures (together the "Debentures"). The scheduled maturity dates for the Debentures are May 15, 2057 and May 15, 2037 for Series A and Series B, respectively, with a final maturity date of May 15, 2067. The Debentures may be redeemed (i) in whole or in part, at any time on or after May 15, 2037 or May 15, 2017 for Series A and Series B, respectively, at their principal amount plus accrued and unpaid interest to the date of redemption, or (ii) in certain circumstances, in whole or in part, prior to May 15, 2037 and May 15, 2017 for Series A and Series B, respectively, at their principal amount plus accrued and unpaid interest to the date of redemption or, if greater, a make-whole price.

       Interest on the Debentures is payable semi-annually at the stated fixed annual rate to May 15, 2037 and May 15, 2017 for Series A and Series B, respectively, and then payable quarterly at an annual rate equal to the three-month LIBOR plus 2.12% and 1.935% for Series A and Series B, respectively. The Company may elect at one or more times to defer payment of interest on the Debentures for one or more consecutive interest periods that do not exceed 10 years. Interest compounds during such deferral periods at the rate in effect for each period. The interest deferral feature obligates the Company in certain circumstances to issue common stock or certain other types of securities if it cannot otherwise raise sufficient funds to make the required interest payments. The Company has reserved 75 million shares of its authorized and unissued common stock to satisfy this obligation.

       In connection with the issuance of the Debentures, the Company entered into replacement capital covenants. These covenants are not intended for the benefit of the holders of the Debentures and may not be enforced by them. Rather, they are for the benefit of holders of one or more other designated series of the Company's indebtedness, initially the 6.90% Senior Debentures due 2038. Pursuant to these covenants, the Company has agreed that it will not repay, redeem, or purchase the Debentures on or before May 15, 2067 and May 15, 2047 for Series A and Series B, respectively, unless, subject to certain limitations, the Company has received proceeds in specified amounts from the issuance of specified securities. These covenants terminate in 2067 and 2047 for Series A and Series B, respectively, or earlier upon the occurrence of certain events, including an acceleration of the Debentures of the particular series due to the occurrence of an event of default. An event of default, as defined by the supplemental indentures, includes default in the payment of interest or principal and bankruptcy proceedings.

       The Company is the primary beneficiary of a consolidated VIE used to acquire up to 19 automotive collision repair stores ("synthetic lease"). In 2011, the Company renewed the synthetic lease for a three-year term at a floating rate due 2014. The Company's Consolidated Statements of Financial Position include $32 million and $33 million of property and equipment, net and $44 million and $42 million of long-term debt as of December 31, 2011 and 2010, respectively.

       The Allstate Bank received a $10 million long-term advance from the FHLB in April 2008, and another $10 million advance in September 2008. The FHLB advances are secured with cash pledged to the FHLB. During 2011, 2010 and 2009, $2 million, $2 million and $1 million was repaid on the advances, respectively. The Allstate Corporation will be assuming these obligations when the Bank is dissolved.

       To manage short-term liquidity, the Company maintains a commercial paper program and a credit facility as a potential source of funds. These include a $1.00 billion unsecured revolving credit facility and a commercial paper program with a borrowing limit of $1.00 billion. The credit facility has an initial term of five years expiring in May 2012. The Company has the option to extend the expiration by one year upon approval of existing or replacement lenders providing more than two-thirds of the commitments to lend. This facility also contains an increase provision that would allow up to an additional $500 million of borrowing provided the increased portion could be fully syndicated at a later date among existing or new lenders. This facility has a financial covenant requiring the Company not to exceed a 37.5% debt to capital resources ratio as defined in the agreement. Although the right to borrow under the facility is not subject to a minimum rating requirement, the costs of maintaining the facility and borrowing under it are based on the ratings of the Company's senior, unsecured, nonguaranteed long-term debt. The total amount outstanding at any point in time under the combination of the commercial paper program and the credit facility cannot exceed the amount that can be borrowed under the credit facility. No amounts were outstanding under the credit facility as of December 31, 2011 and 2010. The Company had no commercial paper outstanding as of December 31, 2011 and 2010.

       The Company paid $363 million, $363 million and $383 million of interest on debt in 2011, 2010 and 2009, respectively.

       During 2009, the Company filed a universal shelf registration statement with the Securities and Exchange Commission ("SEC") that expires in 2012. The registration statement covers an unspecified amount of securities and can be used to issue debt securities, common stock, preferred stock, depositary shares, warrants, stock purchase contracts, stock purchase units and securities of trust subsidiaries.

Capital stock

       The Company had 900 million shares of issued common stock of which 501 million shares were outstanding and 399 million shares were held in treasury as of December 31, 2011. In 2011, the Company reacquired 33 million shares at an average cost of $28.65 and reissued 1 million shares under equity incentive plans.